Victory Portfolios

Victory Munder Mid-Cap Core Growth Fund

Victory Munder Multi-Cap Fund

(the “Funds”)

Supplement dated August 29, 2025, to the Funds’

Summary Prospectus and Prospectus dated November 1, 2024

Effective immediately, Sean Wright will assume sole responsibility for managing the Victory Munder Mid-Cap Core Growth Fund until November 1, 2025.

Effective immediately, Michael Gura will assume sole responsibility for managing the Victory Munder Multi-Cap Fund until November 1, 2025.

The Funds’ investment objectives, principal investment strategies, and principal risks will remain unchanged, and no action is required on your part.

Effective November 1, 2025, the Funds will be renamed as follows:

Current Name	New Name
Victory Munder Mid-Cap Core Growth Fund	Victory Mid-Cap Core Growth Fund
Victory Munder Multi-Cap Fund	Victory Multi-Cap Fund

Effective November 1, 2025, the following changes are made to the Summary Prospectus and Prospectus:

The information under the heading “Management of the Fund” on page 6 of each Summary Prospectus and pages 6 and 12 of the Prospectus is deleted in its entirety and replaced with the following:

Investment Adviser

Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser. The portfolio managers, who are jointly and primarily responsible for the day-to-day management of the Fund, are members of the Adviser's Victory Solutions platform.

Portfolio Management

	Title	Tenure with the Fund

Senior Portfolio Manager and
Head of Portfolio Management,
Lance Humphrey, CFA	VictoryShares and Solutions	Since November 2025
Portfolio Manager, VictoryShares
Elie J. Masri	and Solutions	Since November 2025

The information in the third paragraph under the heading “Organization and Management of the Funds – The Investment Adviser” on page 23 of the Prospectus is deleted in its entirety and replaced with the following:

The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which employs an independent approach to investing. The Adviser’s Victory Solutions platform is responsible for the day-to-day investment management of the Funds.

The information under the heading “Organization and Management of the Funds – Portfolio Management” on page

23 of the Prospectus is deleted in its entirety and replaced with the following:

Lance Humphrey, CFA, Senior Portfolio Manager and Head of Portfolio Management, VictoryShares and Solutions, has co-managed the Funds since November 2025. Mr. Humphrey has 17 years of investment management experience, 12 of which were with USAA Asset Management Company (“AMCO”), which Victory Capital acquired in 2019. He holds the Chartered Financial Analyst (“CFA”) designation and is a member of the CFA Society of San Antonio.

Elie Masri, Portfolio Manager, VictoryShares and Solutions, has co-managed the Funds since November 2025. Mr. Masri joined Victory Capital in 2008 from Deutsche Asset Management and has over 20 years of investment experience. Education: B.B.A. in finance from Baruch College and an M.S. in quantitative methods and modeling from the Zicklin School of Business at Baruch College.

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If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.